Exhibit 10.2

To:	U. S. Physical Therapy, Inc.
Attention:	Nchacha Etta
Email:	jcurtis@usph.com; netta@usph.com
From:	Bank Of America, National Association
Department:	Global FX and Derivative Operations
Telephone:	(+1) 980 683 2797
Fax:	(+1) 866 255 1444
Email:	ratesdocumentationchester@bofa.com

This Confirmation supersedes and replaces any and all Confirmations previously sent to you in respect of this Transaction.
Date:	22nd September 2026
Our Reference No:	981867840
Internal Tracking No:	81867840
Admin No:	26BN1269402
USI:	1030282338VM81867840
UTI:	B4TYDEB6GKMZO031MB27VM81867840

Dear Sir/Madam,
The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Party A and Party B (each a ''party'' and together ''the parties'') on the Trade Date specified below (the ''Transaction''). This letter agreement constitutes a ''Confirmation'' as referred to in the ISDA Master Agreement specified below (the ''Agreement'').

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (''ISDA''), (the ''Definitions'') are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 26th April 2022, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation ''Party A'' means Bank Of America, National Association and ''Party B'' means U. S. Physical Therapy, Inc..

(Continued on next page.)

General Terms:
The terms of the particular Transaction to which this Confirmation relates are as follows:
Notional Amount:	As per Schedule A below.
  Trade Date:                                                                        22nd September 2026
  Effective Date:                                                                        30th June 2027
Termination Date:	14th April 2031, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:
Fixed Rate Payer:                                                                    Party B Fixed Rate Payer
Payment Dates:
The last calendar day of each Month, commencing on the last calendar day of July 2027 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate:                                                                    4.57800 per cent
Fixed Rate Day
Count Fraction:                                                                    Actual/360

Floating Amounts:
Floating Rate Payer:                                                                    Party A Floating Rate Payer
Payment Dates:
The last calendar day of each Month, commencing on the last calendar day of July 2027 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate for
initial Calculation Period:                                                                    to be determined
Floating Rate Option:                                                                    USD-SOFR CME Term
Designated Maturity:                                                                    1 Month
Spread:                                                                    None
Floating Rate Day
Count Fraction:                                                                    Actual/360
Reset Dates:                                                                    First day of each Calculation Period.

Business Days:                                                                        New York

Calculation Agent:                                                                        Party A

Recording of Conversations:
Each party to this Transaction acknowledges and agrees to the recording of conversations between trading and marketing personnel of the parties to this Transaction whether by one or other or both of the parties or their agents.

Account Details:
As advised under separate cover with reference to this Confirmation, each party shall provide appropriate payment instructions to the other party in writing and such instructions shall be deemed to be incorporated into this Confirmation.

Office:
The Office of Party A for this Transaction is: Charlotte, North Carolina - United States.
Please send reset notices to fax no. (+1) 866 218 8487.

(Continued on next page.)

SCHEDULE A

Calculation Period scheduled to commence on:	Notional Amount:
30th June 2027	USD 170,625,000.00
31st July 2027	USD 170,625,000.00
31st August 2027	USD 170,625,000.00
30th September 2027	USD 169,531,250.00
31st October 2027	USD 169,531,250.00
30th November 2027	USD 169,531,250.00
31st December 2027	USD 168,437,500.00
31st January 2028	USD 168,437,500.00
29th February 2028	USD 168,437,500.00
31st March 2028	USD 167,343,750.00
30th April 2028	USD 167,343,750.00
31st May 2028	USD 167,343,750.00
30th June 2028	USD 166,250,000.00
31st July 2028	USD 166,250,000.00
31st August 2028	USD 166,250,000.00
30th September 2028	USD 164,062,500.00
31st October 2028	USD 164,062,500.00
30th November 2028	USD 164,062,500.00
31st December 2028	USD 161,875,000.00
31st January 2029	USD 161,875,000.00
28th February 2029	USD 161,875,000.00
31st March 2029	USD 159,687,500.00
30th April 2029	USD 159,687,500.00
31st May 2029	USD 159,687,500.00
30th June 2029	USD 157,500,000.00
31st July 2029	USD 157,500,000.00
31st August 2029	USD 157,500,000.00
30th September 2029	USD 155,312,500.00
31st October 2029	USD 155,312,500.00
30th November 2029	USD 155,312,500.00
31st December 2029	USD 153,125,000.00
31st January 2030	USD 153,125,000.00
28th February 2030	USD 153,125,000.00
31st March 2030	USD 150,937,500.00
30th April 2030	USD 150,937,500.00
31st May 2030	USD 150,937,500.00
30th June 2030	USD 148,750,000.00
31st July 2030	USD 148,750,000.00
31st August 2030	USD 148,750,000.00
30th September 2030	USD 145,468,750.00
31st October 2030	USD 145,468,750.00
30th November 2030	USD 145,468,750.00
31st December 2030	USD 142,187,500.00
31st January 2031	USD 142,187,500.00
28th February 2031	USD 142,187,500.00
31st March 2031	USD 138,906,250.00

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations via email to ratesdocumentationchester@bofa.com.
Accepted and confirmed as of the date first written:
Bank Of America, National Association	U. S. Physical Therapy, Inc.

Authorised Signatory	By:/s/Jason Curtis

Name: Jason Curtis
Title: Senior Vice President, Finance and Accounting